                                                                   Exhibit 10.2

--------------------------------------------------------------------------------

                           IMAGING TECHNOLOGIES CORPORATION
                         SUBORDINATED NOTE PURCHASE AGREEMENT
                                  September 17, 1998

--------------------------------------------------------------------------------

                                  TABLE OF CONTENTS

                                                                                 PAGE


Section 1 AUTHORIZATION AND SALE OF SUBORDINATED PROMISSORY NOTES AND WARRANTS . . .1
     1.1  AUTHORIZATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.2  SALE OF SUBORDINATED NOTES AND WARRANTS. . . . . . . . . . . . . . . . . .1

Section 2 CLOSING DATE; DELIVERY . . . . . . . . . . . . . . . . . . . . . . . . . .1
     2.1  CLOSING DATE.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     2.2  DELIVERY.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

Section 3 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY . . . . . . . . .2
     3.1  ORGANIZATION AND STANDING. . . . . . . . . . . . . . . . . . . . . . . . .2
     3.2  CORPORATE POWER; AUTHORIZATION.. . . . . . . . . . . . . . . . . . . . . .2
     3.3  ISSUANCE AND DELIVERY OF THE SECURITIES. . . . . . . . . . . . . . . . . .2
     3.4  GOVERNMENTAL CONSENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .3
     3.5  SEC DOCUMENTS; FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . .3
     3.6  NO MATERIAL MISSTATEMENT . . . . . . . . . . . . . . . . . . . . . . . . .3
     3.7  NO MATERIAL ADVERSE CHANGE.. . . . . . . . . . . . . . . . . . . . . . . .3
     3.8  USE OF PROCEEDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Section 4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS. . . . . . . .3
     4.1  AUTHORIZATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     4.2  INVESTMENT EXPERIENCE. . . . . . . . . . . . . . . . . . . . . . . . . . .4
     4.3  INVESTMENT INTENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     4.4  REGISTRATION OR EXEMPTION REQUIREMENTS.. . . . . . . . . . . . . . . . . .4
     4.5  NO LEGAL, TAX OR INVESTMENT ADVICE.. . . . . . . . . . . . . . . . . . . .4
     4.6  LEGENDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

Section 5 CONDITIONS TO CLOSING OF PURCHASERS. . . . . . . . . . . . . . . . . . . .5
     5.1  REPRESENTATIONS AND WARRANTIES.. . . . . . . . . . . . . . . . . . . . . .5
     5.2  PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.3  QUALIFICATIONS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.4  COMPLIANCE CERTIFICATE.. . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.5  FULL PARTICIPATION.. . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.6  OPINION OF COMPANY COUNSEL.. . . . . . . . . . . . . . . . . . . . . . . .5

Section 6 CONDITIONS TO CLOSING OF COMPANY . . . . . . . . . . . . . . . . . . . . .6
     6.1  REPRESENTATIONS AND WARRANTIES.. . . . . . . . . . . . . . . . . . . . . .6
     6.2  COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     6.3  QUALIFICATIONS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

Section 7 MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                  PAGE

     7.1  AMENDMENTS AND WAIVERS.. . . . . . . . . . . . . . . . . . . . . . . . . .6
     7.2  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     7.3  SURVIVAL.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     7.4  SUCCESSORS AND ASSIGNS.. . . . . . . . . . . . . . . . . . . . . . . . . .7
     7.5  ENTIRE AGREEMENT.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     7.6  NOTICES, ETC.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     7.7  SEVERABILITY OF THIS AGREEMENT.. . . . . . . . . . . . . . . . . . . . . .7
     7.8  COUNTERPARTS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     7.9  FURTHER ASSURANCES.. . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     7.10 EXPENSES.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     7.11 ACKNOWLEDGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8


Schedule A -- Schedule of Purchasers
Schedule B -- Schedule of Exceptions
Exhibit A-1 -- Form of Non-Convertible Subordinated Promissory Note Exhibit A-2 -- Form of Convertible Subordinated Promissory Note
Exhibit B -- Form of Warrant
Exhibit C -- Form of Opinion of Company Counsel

The Company also entered into another Subordinated Note Purchase Agreement, substantially identical in all material respects to this Exhibit 10.2, except for the following details:

                      Principal Amount of        Principal Amount of    Number of
Investor               Convertible Note          Non-Convertible Note    Warrants     Governing Law
--------              -------------------        --------------------   ---------     -------------
Harry Saal                     0                       $1,500,000         $300,000     California


                           IMAGING TECHNOLOGIES CORPORATION

                         SUBORDINATED NOTE PURCHASE AGREEMENT

          This Subordinated Note Purchase Agreement (the "Agreement") is made as of September 17, 1998, by and among Imaging Technologies Corporation, a Delaware corporation (the "Company"), with its principal office at 11031 Via Frontera, San Diego, California 92127, and the purchasers set forth on SCHEDULE A hereto (the "Purchasers").

                                      Section 1

         AUTHORIZATION AND SALE OF SUBORDINATED PROMISSORY NOTES AND WARRANTS

          1.1 AUTHORIZATION. The Company has authorized the sale and issuance of non-convertible subordinated promissory notes in the form of EXHIBIT A-1 attached hereto (the "Non-Convertible Notes") and convertible subordinated promissory notes in the form of EXHIBIT A-2 attached hereto (the "Convertible Notes" and together with the Non-Convertible Notes, the "Subordinated Notes") in the aggregate principal amounts as set forth on Schedule A attached hereto under the headings "Principal Amount of Non-Convertible Note" and "Principal Amount of Convertible Note," respectively (collectively, the "Proceeds") and warrants in the form of EXHIBIT B attached hereto ("the Warrants") to purchase up to the number of shares of the Company's Common Stock (the "Common Stock") set forth opposite each such Purchaser's name on SCHEDULE A hereto under the heading "Number of Warrant Shares."

          1.2 SALE OF SUBORDINATED NOTES AND WARRANTS. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees severally and not jointly to purchase from the Company, both a Non-Convertible Note and a Convertible Note in the principal amounts set forth opposite such Purchaser's name on SCHEDULE A attached hereto under the headings "Principal Amount of Non-Convertible Note" and "Principal Amount of Convertible Note," respectively (collectively, the "Purchase Price"), and a Warrant to purchase up to the number of shares of Common Stock set forth opposite the Purchaser's name on SCHEDULE A hereto under the heading "Number of Warrant Shares.".

                                      Section 2

                                CLOSING DATE; DELIVERY

          2.1 CLOSING DATE. The closing of the purchase and sale of the Subordinated Notes hereunder (the "Closing") shall be held at the offices of Tonkon Torp LLP, 1600 Pioneer Tower, 888 SW Fifth Avenue, Portland, Oregon 97204, at 11:00 a.m. on September 17, 1998, or at such other time and place upon which the Company and the Purchasers shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

          2.2 DELIVERY. At the Closing, the Company will deliver to each Purchaser a Non-Convertible Note and a Convertible Note each made payable to such Purchaser in the principal amounts as set forth opposite the Purchaser's name on SCHEDULE A hereto under the headings "Principal Amount of Non-Convertible Note" and "Principal Amount of Convertible Note," respectively, and a Warrant to purchase up to the number of shares of Common Stock set forth opposite the Purchaser's name on SCHEDULE A hereto under the heading "Number of Warrant Shares." Such delivery shall be against payment of the purchase price therefor by check or wire transfer to the Company in the amount of the Purchase Price.

                                      Section 3

               REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

          The Company represents and warrants to each Purchaser as of the Closing Date that, except as set forth on the Schedule of Exceptions attached hereto as SCHEDULE B (the "Schedule of Exceptions"), which exceptions shall be deemed to be representations and warranties as if made hereunder:

          3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state.

          3.2 CORPORATE POWER; AUTHORIZATION. The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to sell and issue the Subordinated Notes and the Warrants (collectively, the "Securities") and to carry out and perform all of its obligations under this Agreement and the Securities. This Agreement and the Securities each constitute the legal, valid and binding obligation of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally. The execution and delivery of this Agreement and the Securities does not, and the performance of this Agreement and the Securities and the compliance with the provisions hereof and thereof and the issuance, sale and delivery of the Securities by the Company will not, materially conflict with, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, the Certificate of Incorporation or Bylaws of the Company or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other material agreement or instrument to which the Company or any of its properties is subject.

          3.3 ISSUANCE AND DELIVERY OF THE SECURITIES. The issuance and delivery of the Securities is not subject to preemptive or any other similar rights of the stockholders of the Company or any liens or encumbrances.

          3.4 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for: (i) the filing of a Notice of Transaction pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder (the "Law"), which filing will be effected within the time prescribed by law; and (ii) such other qualifications or filings under the Securities Act of 1933, as amended (the "Securities Act"), and the regulations thereunder and all other applicable securities laws as may be required in connection with the transactions contemplated by this Agreement, which filings will be effected within the time prescribed by law.

          3.5 SEC DOCUMENTS; FINANCIAL STATEMENTS. As of their respective filing dates, all documents (the "SEC Documents") filed by the Company with the Securities and Exchange Commission (the "SEC") complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the Securities Act, as applicable. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          3.6 NO MATERIAL MISSTATEMENT None of the representations or warranties of the Company contained in this Agreement or in the Securities, and none of the other information furnished to Purchasers or their representatives in connection with this Agreement, when considered as a whole, contains, or will contain, any misstatement of a material fact or omits to state any fact necessary in light of the circumstances under which made, to make those statements which have been made, not misleading.

          3.7 NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed herein, since March 31, 1998, there have not been any changes in the assets, liabilities, financial condition, business prospects or operations of the Company from that reflected in the SEC Documents except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

          3.8 USE OF PROCEEDS. The Company shall use the Proceeds for the purposes of redeeming outstanding shares of its Series C Preferred Stock and for working capital.

                                      Section 4

             REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

          Each Purchaser hereby represents and warrants to the Company as of the Closing Date as follows:

          4.1 AUTHORIZATION. Purchaser represents and warrants to the Company that: (i) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement and his or its Securities, to purchase his or its Securities and to carry out and perform all of his or its obligations under this Agreement; and (ii) this Agreement and his or its Securities each constitute the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except
(a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and
(b) as limited by equitable principles generally.

          4.2 INVESTMENT EXPERIENCE. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to purchase his or its Securities. Purchaser has such business and financial experience as is required to give it the capacity to protect his or its own interests in connection with the purchase of his or its Securities.

          4.3 INVESTMENT INTENT. Purchaser is purchasing his or its Securities for his or its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Purchaser understands that its acquisition of his or its Securities has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser has, in connection with his or its decision to purchase his or its Securities, relied solely upon the SEC Documents and the representations and warranties of the Company contained herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) his or its Securities except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

          4.4 REGISTRATION OR EXEMPTION REQUIREMENTS. Purchaser further acknowledges and understands that his or its Securities may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

          4.5 NO LEGAL, TAX OR INVESTMENT ADVICE. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of his or its Securities constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as he or it, in his or its sole discretion, has deemed necessary or appropriate in connection with his or its purchase of his or its Securities.

          4.6 LEGENDS. To the extent applicable, each of the Securities shall be endorsed with the legend set forth below:

               "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE

SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR TRANSFERRED FOR VALUE DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF SUCH REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF THE COMPANY."

                                      Section 5

                         CONDITIONS TO CLOSING OF PURCHASERS

          Each Purchaser's obligation to purchase his or its Securities at the Closing is, at the option of the Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

          5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          5.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          5.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required as of the Closing in connection with the lawful issuance and sale of his or its Securities pursuant to this Agreement shall have been duly obtained and shall be effective as of the Closing.

          5.4 COMPLIANCE CERTIFICATE. The President and Chief Executive Officer of the Company shall have delivered to Purchaser a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

          5.5 FULL PARTICIPATION. Each other Purchaser shall have purchased the Securities in the principal amounts set forth opposite such Purchaser's name on SCHEDULE A attached hereto and Harry Saal (the "Other Investor"), who is purchasing a subordinated note and warrant under a certain Subordinated Note Purchase Agreement dated the date hereof, shall have purchased the subordinated note and warrant in the amounts set forth opposite the Other Investor's name on SCHEDULE A attached thereto.

          5.6 OPINION OF COMPANY COUNSEL. Each Purchaser shall have received from Brobeck, Phleger & Harrison LLP, counsel for the Company, an opinion dated the date of the Closing, in substantially the form as EXHIBIT C attached hereto.

                                      Section 6

                           CONDITIONS TO CLOSING OF COMPANY

          The Company's obligation to sell and issue the Securities at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

          6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          6.2 COVENANTS. Each Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Purchaser on or before the Closing.

          6.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required as of the Closing in connection with the lawful issuance and sale of his or its Securities pursuant to this Agreement shall have been duly obtained and shall be effective as of the Closing.

                                      Section 7

                                    MISCELLANEOUS

          7.1 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively but only if so expressly stated), only with the written consent of the Company and the holders of a majority of the aggregate principal amount of the Subordinated Notes purchased hereunder. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any of the Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

          7.2 GOVERNING LAW. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of Oregon without any regard to conflicts of laws principles. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Portland, Multnomah County, Oregon, for the adjudication of any dispute hereunder or in connection herewith, and hereby waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.

          7.3 SURVIVAL. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

          7.4 SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Notwithstanding the foregoing, no Purchaser shall assign its rights or obligations under this Agreement without the prior written consent of the Company.

          7.5 ENTIRE AGREEMENT. This Agreement, together with the Securities, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          7.6 NOTICES, ETC. All notices and other communications required or permitted under this Agreement shall be in writing and may be delivered in person, by facsimile, overnight delivery service or registered or certified mail, addressed to the Company at the address set forth at the beginning of this Agreement, or to the Purchasers at their respective addresses set forth on the signature pages hereto or at such other address as the Company or each Purchaser shall have furnished to the other parties in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or facsimile, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable facsimile number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

          7.7 SEVERABILITY OF THIS AGREEMENT. If any provision of this Agreement shall be determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          7.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          7.9 FURTHER ASSURANCES. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          7.10 EXPENSES. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the Securities. If the Closing is effected, the Company shall, at the Closing, reimburse the reasonable fees of a single special counsel for Mr. Morgan and American Industries, Inc. and shall, upon receipt of a bill therefor, reimburse the out of pocket expenses of such counsel.

          7.11 ACKNOWLEDGEMENT. By executing this Agreement, each Purchaser hereby acknowledges and agrees that Brobeck, Phleger & Harrison LLP represents the Company solely and that the Purchasers have each had an opportunity to consult with their own attorney in connection with this Agreement and the Securities.

          The foregoing agreement is hereby executed as of the date first above written.

                                   "COMPANY"

                                   IMAGING TECHNOLOGIES CORPORATION,
                                   a Delaware corporation

                                   By:     /S/  BRIAN BONAR
                                      --------------------------------------
                                      Brian Bonar, President and
                                      Chief Executive Officer

                                   "PURCHASERS"

                                   AMERICAN INDUSTRIES, INC.,
                                   An Oregon corporation

                                   By    /S/  HOWARD HEDINGER
                                      --------------------------------------
                                   Its:    PRESIDENT
                                      --------------------------------------
                                   Address:  1750 NW Front Avenue, Suite 106
                                             Portland, Oregon  97209

                                   By:    /S/  ELLISON MORGAN
                                      --------------------------------------
                                      Ellison Morgan

                                   Address:  11510 SW Summerville Street
                                             Portland, Oregon  97219

               [SIGNATURE PAGE TO SUBORDINATED NOTE PURCHASE AGREEMENT]

                                      SCHEDULE A

                                SCHEDULE OF PURCHASERS


                                     Principal                Principal
                                     Amount of                Amount of             Total Principal             Number
          Purchaser               Non-Convertible            Convertible               Amount of              of Warrant
            Name                       Note                     Note                     Notes                  Shares
   ----------------------         ---------------            -----------            --------------            ----------

 American Industries, Inc.        $   950,000               $   437,500             $1,387,500                  190000

 Ellison Morgan                   $     ---                 $   237,500             $   237,500             $     ---
                                  ---------------            -----------            --------------            ----------
           TOTALS                 $   950,000               $   675,000             $1,625,000                  190000
                                  ---------------            -----------            --------------            ----------
                                  ---------------            -----------            --------------            ----------

                                      SCHEDULE B
                                SCHEDULE OF EXCEPTIONS

The following are exceptions to the representations and warranties of Imaging Technologies Corporation (the "Company") set forth in that certain Subordinated Note Purchase Agreement dated as of September __, 1998 (the "Agreement"), with reference to the Section designations of the Agreement. The references to specific Sections are not meant and should not be construed as limiting the noted exceptions to a particular Section. Although the Company has used its reasonable best efforts to cross-reference the exceptions to all applicable representations and warranties, no assurance can be given that all necessary cross-references have been identified and any exception noted below is therefore deemed disclosed for purposes of all relevant Sections whether or not cross-referenced. Capitalized terms not otherwise defined in this Schedule of Exceptions have the meaning given them in the Agreement. Nothing herein constitutes an admission of any liability or obligation of the Company nor an admission against the Company's interest. The inclusion of any agreement or other matter herein or any exhibit hereto should not be interpreted as indicating that the Company has determined that such an agreement or other matter is necessarily material to the Company.


SECTION NUMBER           EXCEPTIONS

Section 3.2         CORPORATE POWER; AUTHORIZATION.

                    1. Pursuant to the terms of that certain Promissory Note between McMican Corporation dba New Media Memory and Bank of Yorba Linda (the "Lender"), dated June 17, 1997, that certain Commercial Security Agreement between McMican Corporation dba New Media Memory and Lender, dated June 17, 1997, that certain Loan Agreement between McMican Corporation dba New Media Memory and Lender, dated October 20, 1997 and that certain Change in Terms Agreement between McMican Corporation dba New Media Memory and Lender, dated May 17, 1998 (collectively, the "Yorba Linda Line of Credit"), the Company has outstanding approximately $390,000 in principal amount of indebtedness. The Yorba Linda Line of Credit matured on August 15, 1998 and requires that the Company obtain Lender's written consent prior to issuing the Subordinated Notes. The Company is currently in the process of obtaining additional credit from Imperial Bank to pay off all amounts owed to the Lender under the Yorba Linda Line of Credit. As a result, the Company has not obtained Lender's written consent to issuing the Subordinated Notes.

                    2. Pursuant to its agreements with Imperial Bank, the Company is required to obtain the written consent of Imperial Bank prior to the sale and issuance of Notes and Warrants pursuant to the Agreement, and prior to the sale of certain other notes and warrants and certain shares of the Company's common stock being sold in connection herewith. The Company has not obtained Imperial Bank's written consent.

Section 3.3         ISSUANCE AND DELIVERY OF SECURITIES.

                    The Company has agreed to issue the Warrants to the Purchasers pursuant to the Agreement, and certain warrants (the "Other Warrants") to other investors (the "Other Investors") under separate purchase agreements. In addition, pursuant to the Agreement, the Company has agreed to issue and sell to the Purchasers the Convertible Notes, which are convertible at the option of the Purchasers into shares of the Company's Common Stock. Under the terms of Section 4(g) of that certain Securities Purchase Agreement dated August 21, 1997, between the Company and the holders of the outstanding shares of the Company's Series C Preferred Stock (the "Series C Holders"), the Company is required to offer any equity or convertible debt securities it intends to issue to the Series C Holders prior to offering the securities to any third party. The Company has not offered the Warrants, the Convertible Notes or the Other Warrants to the Series C Holders, who will retain their right of first offer until the closing of the Company's settlement with the Series C Holders, which will not occur until after the Company has issued the Warrants and the Convertible Notes to the Purchasers and the Other Warrants to the Other Investors.

Section 3.4         GOVERNMENTAL CONSENTS.

                    In connection with the issuance of the Subordinated Notes and the Warrants under this Agreement, the Company was required to obtain and has obtained a qualification by permit from the Commissioner of Corporations of the State of California to exempt the payment of the interest under the Subordinated Notes from the usury laws of the State of California.

Section 3.7         NO MATERIAL ADVERSE CHANGE.

                    1. On June 19, 1998, the Company delivered notice to the Series C Holders of its election to redeem for cash all shares of Series C Preferred Stock tendered for conversion in lieu of converting such shares. Certain disputes have arisen between the Company and the Series C Holders with respect to such notice and the Company's right to redeem all shares of Series C Preferred Stock tendered for conversion in lieu of converting such shares. The Series C Holders have asserted that the Company is in default of its obligations to them.

                    2. The Company has recently been informed by Imperial Bank, the Company's primary lender, that the Company is not in compliance with all of the provisions of its loan agreements with Imperial Bank, including without limitation, the provisions regarding certain minimum ratios the Company is required to maintain. The Company's noncompliance with many of these provisions results from the expected one-time charge to earnings that the Company intends to include in its financial statements as of and for the fiscal year ended June 30, 1998, which one-time charge the Company currently anticipates will be as much as approximately $9,000,000.

                    3. On September 3, 1998, the Company issued unsecured promissory notes to certain investors in the aggregate principal amount of $500,000. Pursuant to its agreements with Imperial Bank, the Company was required to obtain Imperial Bank's consent prior to issuing these notes. The Company did not obtain Imperial Bank's consent.

                    4. See the disclosures in Section 3.3 above.

                                     EXHIBIT A-1

                 FORM OF NON-CONVERTIBLE SUBORDINATED PROMISSORY NOTE

                                  See Exhibit 10.3

                                     EXHIBIT A-2

                   FORM OF CONVERTIBLE SUBORDINATED PROMISSORY NOTE


                                  See Exhibit 10.4

                                      EXHIBIT B

                                   FORM OF WARRANT


                                  See Exhibit 10.5

                                      EXHIBIT C

                                FORM OF LEGAL OPINION

                             [FORM OF LEGAL OPINION]


                               September 17, 1998


To the Purchasers Listed
on Schedule A to the
Imaging Technologies Corporation
Subordinated Note Purchase Agreement
dated September 17, 1998

Ladies and Gentlemen:

                  We have acted as counsel for Imaging Technologies Corporation, a Delaware corporation (the "Company"), in connection with the issuance and sale of its Subordinated Promissory Notes pursuant to the Imaging Technologies Corporation Subordinated Note Purchase Agreement dated September 17, 1998 (the "Note Purchase Agreement") among the Company and you. This opinion letter is being rendered to you pursuant to Section 5.6 of the Note Purchase Agreement in connection with the Closing of the sale of the Subordinated Promissory Notes. Capitalized terms not otherwise defined in this opinion letter have the meaning given them in the Note Purchase Agreement.

                  In connection with the opinions expressed herein we have made such examination of matters of law and of fact as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Note Purchase Agreement and upon certificates and statements of government officials and of officers of the Company. We have also examined originals or copies of such corporate documents or records of the Company as we have considered appropriate for the opinions expressed herein. We have assumed for the purposes of this opinion letter the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of such copies.

                  As used in this opinion letter, the expression "we are not aware" or the phrase "to our knowledge", or any similar expression or phrase with respect to our knowledge of matters of fact, means as to matters of fact that, based on the actual knowledge of individual attorneys within the firm principally responsible for handling this matter for the Company (and not including any constructive or imputed notice of any

To the Purchasers listed on                                   September 17, 1998
Schedule A to the Subordinated                                           Page 2
Note Purchase Agreement


information), and after an examination of documents referred to herein and after inquiries of certain officers of the Company, no facts have been disclosed to us that have caused us to conclude that the opinions expressed are factually incorrect; but beyond that we have made no factual investigation for the purposes of rendering this opinion letter. Specifically, but without limitation, we have made no inquiries of securities holders or employees of the Company, other than such officers.

                  This opinion letter relates solely to the laws of the State of California, the Delaware General Corporation Law and the federal law of the United States, and we express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering such laws or opinions of other counsel have not been sought or obtained.

                  Based upon our examination of and reliance upon the foregoing and subject to the limitations, exceptions, qualifications and assumptions set forth below and except as set forth in the Note Purchase Agreement or the Schedule of Exceptions thereto, we are of the opinion that as of the date hereof:

                  1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the Company has the requisite corporate power and authority to own its properties and to conduct its business as, to our knowledge, it is presently conducted.

                  2. The Company is qualified to do business as a foreign corporation in California and is in good standing under the laws of the State of California.

                  3. The Company has the requisite corporate power and authority to execute, deliver and perform the Note Purchase Agreement, the Subordinated Promissory Notes and the Warrants. Each of the foregoing has been duly and validly authorized by the Company, and duly executed and delivered by an authorized officer of the Company.

                  4. The Company's execution and delivery of, and its performance and compliance as of the date hereof with the terms of, the Note Purchase Agreement, the Subordinated Promissory Notes and the Warrants do not violate any provision of any federal or California law, rule or regulation applicable to the Company or any provision of the Company's Certificate of Incorporation, as amended, or Bylaws, and do not conflict with or constitute a default under the material provisions of any agreement specifically identified on Schedule A attached hereto, other than a default under the agreements related to the Company's loans from Imperial Bank and Bank of Yorba Linda, one or more of which require the Company to obtain Imperial Bank's and Bank of Yorba Linda's prior written consent (which consent the Company has not obtained prior

To the Purchasers listed on                                   September 17, 1998
Schedule A to the Subordinated                                           Page 3
Note Purchase Agreement



to entering into the Note Purchase Agreement and consummating the transactions contemplated thereby).

                  5. The Purchasers' loans to the Company evidenced by the Subordinated Promissory Notes are exempt from the usury laws of the State of California.

                  We express no opinion as to the Company's compliance or noncompliance with applicable federal or state antifraud or antitrust statutes, laws, rules and regulations.

                  We express no opinion concerning the past, present or future fair market value of any securities.

                  We assume that all of the information contained in the applications for qualification by permit filed by the Company on July 17, 1998 and September 15, 1998, under Section 25113 of the California Corporations Code, including without limitation all of the information contained in any amendments or supplements to the applications, was accurate, that no information required to be included in the applications or in any amendments or supplements to the applications was not so included, and that the qualifications by permit were therefore properly obtained by the Company.

                  This opinion letter is rendered as of the date first written above solely for your benefit in connection with the Note Purchase Agreement and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

                                      Very truly yours,




                                      BROBECK, PHLEGER & HARRISON LLP

To the Purchasers listed on                                   September 17, 1998
Schedule A to the Subordinated                                           Page 4
Note Purchase Agreement




                                   SCHEDULE A


1.       Promissory Note between Imperial Bank and the Company, dated June 23,
         1998.

2. Security and Loan Agreement and Addendum thereto (Eximbank Facility) between Imperial Bank and the Company, dated June 23, 1998.

3.       Security and Loan Agreement and Addendum thereto (Foreign Insured A/R
         Line) between Imperial Bank and the Company, dated June 23, 1998.

4. Security and Loan Agreement and Addendum thereto (Domestic Line) between Imperial Bank and the Company, dated June 23, 1998.

5.       Corporate Resolution to Borrow by the Company, dated June 23, 1998 (re:
         Loan No 711062536-4).

6. Promissory Note between Bank of Yorba Linda and McMican Corporation dba New Media Memory, dated June 17, 1997 ("Loan No. 1054468601").

7. Loan Agreement between Bank of Yorba Linda and McMican Corporation dba New Media Memory, dated October 20, 1997.

8. Change in Terms Agreement (to Loan No 1054468601) between BYL Bank Group and McMican Corporation (dba New Media Memory), dated May 17, 1998.

9. Commercial Security Agreement between Bank of Yorba Linda and McMican Corporation dba New Media Memory, dated June 17, 1997.

10. Commercial Guaranty by Timothy E. McCanna in connection with Loan No 1054468601, dated May 17, 1998.

11. Commercial Guaranty by the Company in connection with Loan No 1054468601, dated May 17, 1998.

12. Corporate Resolution to Borrow by McMican Corporation (dba New Media Memory), dated May 17, 1998 (re: Loan No 1054468601).

13. Export-Import Bank of the United States Working Capital Guarantee Program, Borrower Agreement between the Company and Imperial Bank, dated June 29, 1998.

To the Purchasers listed on                                   September 17, 1998
Schedule A to the Subordinated                                           Page 5
Note Purchase Agreement



14.      Imperial Bancorp Registration Rights Agreement, dated June 23, 1998.

15. Development and Manufacturing Agreement between the Company and Elesys, Inc., dated September 30, 1997.

16. Development and Manufacturing Agreement between the Company. and Nissei Sangyo America, Ltd., dated June 30, 1998.

17. Amendment No. 1 to Postscript Software Development and OEM Distribution License Agreement between the Company and Adobe Systems Incorporated, dated October 13, 1997.

18. Licensed System Appendix No. 3 to the Postscript Software Development and OEM Distribution License Agreement between the Company and Adobe Systems Incorporated, dated October 13, 1997.

19. Multi-Tenant Industrial Lease between Sunhala Enterprises, LLC and the Company, dated April 1998.

20. Standard Industrial/Commercial Single-Tenant Lease between Robert C. Meyer Trust and the Company, dated May 2, 1997.

21. Stipulation for Entry of Judgment in Dornsife & Associates, Inc. v. Color Solutions, Inc.- Settlement for a 10/1/95 promissory note.

22. Promissory Note between the Company and Franz Herbert and Dornsife & Associates, Inc., dated October 1, 1995

23. Convertible Promissory Note between Harry J. Saal and the Company, dated December 31, 1997.

24. Promissory Note between the Company and Dataproducts Corporation, dated as of June 30, 1998.

25. Stipulation for Entry of Judgment in Syquest Technology, Inc. v. Prima International.

26. Consulting Agreement between the Company and Irwin Roth, dated April 1, 1994 and Amendments thereto dated June 12, 1998 and January 22, 1997, respectively.

To the Purchasers listed on                                   September 17, 1998
Schedule A to the Subordinated                                           Page 6
Note Purchase Agreement



27. Executive Employment Agreement between the Company and Brian Bonar, dated September 1, 1994 and Amendments thereto dated January 22, 1997 and April 1, 1998, respectively.

28. Executive Employment Agreement between the Company and Edward Savarese, dated July 1, 1990, as amended February 25, 1994, and Amendments thereto dated January 22, 1997, April 1, 1998 and June 12, 1998, respectively.